UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 4, 2005


                         Applied Medical Devices, Inc.
                         -----------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                        0-9064                84-0789885
         --------                        -------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)


 106 S. University Blvd., #14 Denver, CO                           80104
 -----------------------------------------                         -----
  (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (303) 722-4008



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.02 - Unregistered Sales of Equity Securities.
            ----------------------------------------

     On March 4, 2005, the Registrant completed a private sale of unregistered common shares of the Company. The common shares were sold to accredited investors and no underwriter was utilized. A total of 275,000,000 shares were sold generating gross proceeds to the Company of $250,000. The Registrant relied on the private offering exemptions from registration to "accredited investors" only contained in Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and Section 3(b), 4(2) or 4(6) of the Act in making these sale issuances. This private sale of securities has now been closed and terminated.


Item 5.01 - Changes in Control of Registrant.
            ---------------------------------

     On March 4, 2005, the Registrant completed a private sale of 275,000,000 unregistered common shares of the Company. The common shares were sold to approximately twenty accredited investors none of whom previously owned over 5% of the Company. All of the proceeds consisted of cash and the source of funds was private funds of the individual investors. One investor, Greg Pusey and family members acquired a 24.2% interest in the Company through the offering. Certain of the investors comprising less than 10% of the invested total, are also members of the Registrant's Board of Directors. There were no arrangements or understandings among such members with respect to election of directors or other matters. This sale of common shares amounted to a change in control of the Registrant, whereby the newly issued shares constitute approximately 81% of the ownership of the Company. The Company received cash consideration of $250,000 for the common shares.


Item 8.01 - Other Information.
            ------------------

     On March 4, 2005, the Registrant completed a private sale of 275,000,000 unregistered common shares of the Company as further described in Items 3.02 and
5.01 above, and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

(c) Exhibits.

     None.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Applied Medical Devices, Inc
                                          (Registrant)

Date March 4, 2005                  /s/ Allan K. Lager
                                    ------------------------
                                    Name: Allan K. Lager,
                                    Title: President and Chief Financial Officer


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